UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 28, 2023

LEIDOS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware			001-33072	20-3562868
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

1750 Presidents Street,	Reston,	Virginia		20190
(Address of principal executive office)				(Zip Code)

 (571) 526-6000
(Registrants' telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	LDOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of Leidos Holdings, Inc. (the "Company") was held on April 28, 2023. The final results of the stockholders’ vote on each of the matters presented for a vote are set forth below.

1.    The nominees for election to the Company's Board of Directors set forth in Item 1 to the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission on March 15, 2023 ("Proxy Statement"), were elected, each for a one-year term, based upon the following votes:

Nominee	For	Against	Abstentions	Broker Non-Votes
Thomas A. Bell	106,242,907	823,279	505,218	8,178,891
Gregory R. Dahlberg	103,134,187	4,003,723	433,494	8,178,891
David G. Fubini	102,600,265	4,483,136	488,003	8,178,891
Noel B. Geer	103,202,827	3,898,142	470,435	8,178,891
Miriam E. John	102,473,364	4,679,355	418,685	8,178,891
Robert C. Kovarik, Jr.	105,174,807	1,939,406	457,190	8,178,891
Harry M. J. Kraemer, Jr.	101,951,158	5,146,154	474,092	8,178,891
Gary S. May	105,728,692	1,405,739	436,973	8,178,891
Surya N. Mohapatra	105,535,996	1,577,191	458,217	8,178,891
Patrick M. Shanahan	105,555,000	1,522,077	494,327	8,178,891
Robert S. Shapard	99,214,427	7,816,100	540,877	8,178,891
Susan M. Stalnecker	105,883,678	1,229,784	457,942	8,178,891

2.    The proposal to approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's Proxy Statement was approved based upon the following votes:

Votes for approval	101,394,679
Votes against	5,479,848
Abstentions	696,877
Broker non-votes	8,178,891

3.    The proposal on the frequency of future advisory votes to approve the compensation of the Company's named executive officers received the following votes:

For One Year	104,383,618
For Two Years	287,371
For Three Years	2,635,140
Abstentions	265,275
Broker non-votes	8,178,891

Based upon the results set forth in item 3 above, and consistent with the Board's recommendation, the Board of Directors has determined that advisory votes on executive compensation will be submitted to stockholders on an annual basis until the next required vote on the frequency of such votes.

4.    The proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 29, 2023, was approved based upon the following votes:

Votes for approval	111,885,925
Votes against	3,631,134
Abstentions	233,236
Broker non-votes	N/A

5.    The stockholder proposal regarding a report on political expenditures congruence was not approved based upon the following votes:

Votes for approval	41,677,767
Votes against	61,066,067
Abstentions	4,827,569
Broker non-votes	8,178,891

6.    The stockholder proposal regarding an independent board chair was not approved based upon the following votes:

Votes for approval	28,797,413
Votes against	78,087,671
Abstentions	686,319
Broker non-votes	8,178,891

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL and contained in Exhibit 101.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEIDOS HOLDINGS, INC.

Date:	May 3, 2023	By:	/s/ Benjamin A. Winter
Benjamin A. Winter
		Its:	Senior Vice President and Corporate Secretary